UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2008

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BAXL HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	333-130492	35-2255990
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6 Berkshire Boulevard, Bethel, CT 06801

 (Address of Principal Executive Office) (Zip Code)

(203) 730-1791

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement  of a Registrant.

June 20, 2008 Note

As previously reported on the Form 8-K filed with the Securities and Exchange Commission (“SEC”) by BAXL Holdings, Inc. (the “Registrant”) on March 10, 2008, on March 5, 2008, BAXL Technologies, Inc. (the “Subsidiary”), a wholly owned subsidiary of the Registrant, entered into a Securities Purchase Agreement with Edward H. Arnold (the “Holder”), who is a director of the Subsidiary and the Registrant, pursuant to which the Subsidiary may issue 9% Senior Secured Convertible Notes in an aggregate principal amount of up to $4,000,000 to Mr. Arnold or other investors (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, on June 20, 2008 the Subsidiary issued a note to Mr. Arnold in the principal amount of $125,000 (the “Note”).  The Note will mature on December 19, 2008 and provides that all amounts may become immediately due and payable upon the occurrence of an event of default (as defined in the Note). Upon maturity, the principal amount of the Note will either, at the election of the holder, be repaid or convert into shares of the Registrant’s Common Stock, par value $0.001 per share (the “Common Stock”), or at a conversion price that is equal to the lesser of (a) $1.50 or (b) 75% of the price of the shares of Registrant’s Common Stock to be issued at the closing of the Registrant’s next private placement financing, rounded down to the nearest whole share.  The Note constitutes senior indebtedness of the Subsidiary and provides that no other indebtedness of the Subsidiary (subject to customary exceptions) shall be incurred without the consent of the Holder.  The Note bears interest at a per annum rate of 9%, except if the principal amount of the Note is not repaid or converted on the maturity date, in which case interest shall accrue at a per annum rate of 12%.  Additionally, the Holder received a warrant to purchase 12,500 shares (as adjusted from time to time pursuant to the provisions of the Warrant) of Registrant’s Common Stock (the “Warrant”).  The Warrant is exercisable until June 19, 2013 at an exercise price of $1.88 per share.

Neither the Note, the Warrant, nor the shares of the Registrant’s common stock issuable upon conversion of the Note or exercise of the Warrant, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.  The Note and the Warrant, and the shares of the Registrant’s Common Stock issuable upon conversion of the Note or exercise of the Warrant, are being offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and the regulations promulgated thereunder.

The foregoing descriptions are qualified in their entirety by reference to the provisions of the Securities Purchase Agreement, form of 9% Senior Secured Convertible Note and form of Common Stock Purchase Warrant attached as Exhibits 4.1, 4.2 and 4.3 respectively to Registrant’s Form 8-K filed on March 10, 2008 and incorporated by reference herein.

Bridge Loan

As reported in the Registrant’s Form 8-K filed with the SEC on May 8, 2008, the Subsidiary entered into a non-binding letter of intent (the “LOI”) with a potential investor (the “Investor”) pursuant to which the Subsidiary and the Investor agreed to enter into negotiations regarding a proposed acquisition by the Investor of the Subsidiary either through a merger or asset acquisition (the “Proposed Acquisition”).  In connection with the Proposed Acquisition, as reported on the Registrant’s Form 8-K filed with the SEC on each of May 8, 2008 and June 4, 2008, Subsidiary issued to the Investor three senior secured convertible notes in an aggregate principal amount of  $375,000 dated on or about May 2, 2008, May 21, 2008 and June 5, 2008 (the “Bridge Loan Notes”).  The Bridge Loan Notes will mature on November 2, 2008, November 21, 2008 and December 5, 2008 respectively and provides that all amounts may become immediately due and payable upon the occurrence of an event of default (as defined in the Bridge Loan Notes). Upon maturity, the principal amount of the Bridge Loan Notes will either, at the election of the holder, be repaid or convert into shares of the Registrant’s Common Stock, or at a conversion price that is equal to the lesser of (a) $1.50 or (b) 75% of the price of the shares of Registrant’s Common Stock to be issued at the closing of the Registrant’s next private placement financing, rounded down to the nearest whole share.  The Bridge Loan Notes constitute senior indebtedness of the Subsidiary and provides that no other indebtedness of the Subsidiary (subject to customary exceptions) shall be incurred without the consent of the Investor.  The Bridge Loan Notes bear interest at a per annum rate of 9%, except if the principal amount of the Bridge Loan Notes are not repaid or converted on the maturity date, in which case interest shall accrue at a per annum rate of 12%.  In conjunction with the Bridge Loan Notes, Investors were issued warrants to purchase an aggregate of 37,500 shares of the Registrant’s Common Stock.  For purposes of clarification, pursuant to a subsequent oral agreement between the Subsidiary and the Investor, the Bridge Loan Notes and the warrants were issued pursuant to the Purchase Agreement and in the forms attached as Exhibits 4.2 and 4.3, respectively, to the Registrant’s Form 8-K filed on March 10, 2008 and the Investor became a party to the Purchase Agreement.

Neither the Bridge Loan Notes, the warrants described above, nor the shares of the Registrant’s common stock issuable upon conversion or exercise thereof, have been registered under the Securities Act, and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.  The Bridge Loan Notes and the warrants, and the shares of the Registrant’s Common Stock issuable upon conversion or exercise thereof, were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and the regulations promulgated thereunder.

The foregoing descriptions are qualified in their entirety by reference to the provisions of the Securities Purchase Agreement, form of 9% Senior Secured Convertible Note and form of Common Stock Purchase Warrant attached as Exhibits 4.1, 4.2 and 4.3 respectively to Registrant’s Form 8-K filed on March 10, 2008 and incorporated by reference herein.

Seniority of Notes

As reported on the Registrant’s Form 8-K filed with the SEC on each of March 10, 2008, April 1, 2008, April 28, 2008, May 8, 2008 and June 4, 2008, Subsidiary has issued six 9% Senior Secured Convertible Notes in an aggregate principal amount of $1,000,000 pursuant to the Purchase Agreement (the “Issued Notes”).  Pursuant to a Intercreditor and Subordination Agreement dated June 4, 2008 among Subsidiary, Mr. Edward H. Arnold and Investor, three of the Issued Notes held by Mr. Edward H. Arnold issued on each of March 5, 2008, March 26, 2008 and April 23, 2008 in an aggregate principal amount of $675,000 are subordinate in right of payment to the Bridge Loan Notes.

The foregoing description is qualified in its entirety by reference to the provisions of the Intercreditor and Subordination Agreement attached as Exhibit 4.4 this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02

Unregistered Sale of Equity Securities.

See the information set forth under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K relating to the June 20, 2008 Note and the Bridge Loan.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Securities Purchase Agreement*
4.2	9% Senior Secured Convertible Note*
4.3	Common Stock Purchase Warrant*
4.4	Intercreditor and Subordination Agreement

* Incorporated by reference to Form 8-K filed by BAXL Holdings, Inc. on March 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXL Holdings, Inc.
(Registrant)

By:	/s/ Gus Bottazzi
Gus Bottazzi

Date:  June 26, 2008